UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): October 27, 2014
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OCLARO, INC.
(Exact name of Registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	000-30684 (Commission file number)	20-1303994 (I.R.S. Employer Identification Number)
2560 Junction Avenue, San Jose, California 95134 (Address of principal executive offices, zip code)
(408) 383-1400 (Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously reported, Oclaro Japan, Inc., a company incorporated under the laws of Japan (“Oclaro Japan”) and a wholly-owned subsidiary of Oclaro, Inc. (the “Company”), entered into a Master Separation Agreement (“MSA”) with Ushio Opto Semiconductors, Inc., a company incorporated under the laws of Japan (“Ushio Opto”), and Ushio, Inc., a company incorporated under the laws of Japan (“Ushio”), whereby Ushio Opto agreed to acquire the industrial and consumer business of Oclaro Japan located at its Komoro, Japan facility, by means of an absorption-type demerger under the Japanese Companies Act (such transaction, the “Transaction”). The Transaction closed on October 27, 2014.

The Company will share additional information concerning the Transaction during its previously scheduled November 4, 2014 conference call to discuss its financial results for the first quarter of fiscal year 2015, which ended September 27, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCLARO, INC.
Date: October 27, 2014	By:	/s/ David L. Teichmann
David L. Teichmann
Executive Vice President, General Counsel and Corporate Secretary